Exhibit 10.18
REFINANCING ARRANGEMENTS AGREEMENT
          BIOSCRIP PHARMACY SERVICES, INC., a corporation organized under the laws of the State of Ohio (“Pharmacy Services”), BIOSCRIP INFUSION SERVICES, INC., a corporation organized under the laws of the State of California (“Infusion Services Inc”), BIOSCRIP PHARMACY (NY), INC., a corporation organized under the laws of the State of New York (“Pharmacy (NY)”), BIOSCRIP PBM SERVICES, LLC, a limited liability company organized under the laws of the State of Delaware (“PBM Services”), BIOSCRIP PHARMACY, INC., a corporation organized under the laws of the State of Minnesota (“Pharmacy”), NATURAL LIVING, INC., a corporation organized under the laws of the State of New York (“Natural Living”) and BIOSCRIP INFUSION SERVICES, LLC, a limited liability company organized under the laws of the State of Delaware (“Infusion Services LLC” and together with Pharmacy Services, Infusion Services Inc, Pharmacy (NY), PBM Services, Pharmacy and Natural Living, each a “Provider” and collectively, jointly and severally, the “Providers” and PBM Services in its capacity as primary servicer hereunder, the “Primary Servicer”) and MIM FUNDING LLC, a limited liability company organized under the laws of the State of Delaware (together with its corporate successors and assigns, the “Purchaser”) agree as follows:
     The Providers and the Purchaser entered into a Receivables Purchase and Transfer Agreement, dated as of November 1, 2000, as amended, restated, modified or supplemented from time to time in accordance with its terms (the “RPTA”). Pursuant to the RPTA, the Providers agreed to sell or contribute, and the Purchaser agreed to purchase or accept the contribution, on a continuing basis all of the Providers receivables. Certain terms that are capitalized and used throughout this Agreement are defined in the RPTA.
     The Purchaser and HFG HEALTHCO-4 LLC (“Assignee”) entered into an Assignment of Receivables Purchase and Transfer Agreement as Collateral Security, dated as of November 1, 2000 pursuant to which the Purchaser granted a security interest in and assigned and transferred to the Assignee all of its rights, title and interest under the RPTA.
          In connection with the execution of an Amended and Restated Loan and Security Agreement among the Providers[, the other borrowers party thereto] and Purchaser as borrowers and the Assignee as the lender (the “Amended and Restated Loan Agreement”) on the date hereof the parties agree as follows:
          1. Termination. Simultaneously with the execution of the Amended and Restated Loan Agreement the RPTA shall be deemed to have terminated. The final Transfer Date shall be deemed to have occurred on September 26, 2007 ( the “Purchase Termination Date”). On the Purchase Termination Date (i) the obligations of the Providers to sell to the Purchaser, or contribute to the capital of Purchaser, all Receivables as provided in Section 1.03 of the RPTA shall terminate and (ii) the obligations of the Purchaser under the RPTA with respect to purchases and contributions of Receivables shall terminate including any obligation (x) to pay an amount equal to the Purchase Price to the Primary Servicer for the benefit of the Providers, as set forth in Section 1.03 of the RPTA and (y) to record on its books and records the capital contribution of the Providers with respect to Receivables.
          2. Governing Law. This Agreement shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by the laws of the State of New York, without regard to any conflicts of laws principles thereof that would call for the application of the laws of any other jurisdiction.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of                                          ___, 2007.

PROVIDERS:	BIOSCRIP PBM SERVICES, LLC (as successor to MIM Health Plans, Inc.)
By:
Name:
Title:

BIOSCRIP PHARMACY SERVICES, INC.
By:
Name:
Title:

BIOSCRIP INFUSION SERVICES, INC.
By:
Name:
Title:

BIOSCRIP PHARMACY (NY), INC.
By:
Name:
Title:

BIOSCRIP PHARMACY, INC.
By:
Name:
Title:

NATURAL LIVING, INC.
By:
Name:
Title:

BIOSCRIP INFUSION SERVICES, LLC
By:
Name:
Title:

PURCHASER:	MIM FUNDING LLC
By:
Name:
Title:

PRIMARY SERVICER:	BIOSCRIP PBM SERVICES, LLC (as successor to MIM Health Plans, Inc.)
By:
Name:
Title:

CONSENTED TO:

BIOSCRIP, INC. (f/ka/ MIM CORPORATION)
By:
Name:
Title:

HFG HEALTHCO-4 LLC
By:	HFG Healthco-4, Inc., a member

By:
Name:
Title: